EXHIBIT 10.17



                            Associated Holdings, Inc.
                               1075 Hawthorn Drive
                             Itasca, Illinois  60143



                                February 10, 1995


     To each of the parties named on Schedule I attached hereto:


     Re:  Merger of Associated Holdings, Inc. and Associated Stationers,
     Inc.

     Ladies and Gentlemen:

          Reference is made to that certain Warrant Agreement (the "Agreement"), dated as of January 31, 1992, as amended by Amendment
      ---------
     No. 1 dated as of October 27, 1992, among Associated Holdings, Inc., a Delaware corporation (the "Company"), Chase Manhattan Investment
                                -------
     Holdings, Inc., Whirlpool Financial Corporation, The Long-Term Credit Bank of Japan, Ltd., Chicago Branch, The Provident Bank and Arab Banking Corporation (B.S.C.) (collectively, the "Holders"), and
                                                      -------
     Associated Stationers, Inc. ("ASI").  All capitalized terms not
                                   ---
     otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

          Section 12.05 of the Agreement provides, among other things, that the Company and ASI shall not transfer any asset to an Affiliate, merge into or consolidate with an Affiliate, enter into any transaction with or for the benefit of any Affiliate, or pay to Wingate Partners, L.P. or Cumberland Capital Corporation or any of their Affiliates any management or similar fees in excess of $25,000 in any month or $200,000 in any fiscal year. Section 12.06(g) provides that the Company will, and will cause each of the Subsidiaries to take such action as will be necessary from time to time to ensure that the Company or a Subsidiary owns at least 80% of each class of capital stock of each Subsidiary. Section 7.01 of the Agreement provides, among other things, that upon a merger involving the Company in which the Company is not the surviving entity or upon the repayment in full of the Tranche B Term Loans, each Holder will have the right to require the Company to purchase all of the Warrants and Warrant Stock owned by such Holder (the "Put Rights").
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          The Company has previously delivered to the Holders a form of that certain Offer to Purchase, draft dated February 9, 1995 (the "Offer to Purchase"), describing the Company's offer (the "Offer") to
      -----------------                                         -----
      purchase up to 92.5% of the authorized and outstanding shares of common stock, $.10 par value, of United Stationers Inc., a Delaware corporation ("USI"). In connection with the Offer, the Company
                   ---
     proposes to, among other things, enter into an Agreement and Plan of Merger with USI (the "Merger Agreement"). As more fully described in
                           ----------------
     the Offer to Purchase, the Merger Agreement provides that, if certain conditions are satisfied, the Company will merge with and into USI, leaving USI as the surviving corporation, and ASI will merge with and into USI's wholly-owned subsidiary, United Stationers Supply Co., an Illinois corporation ("Supply Co."), leaving Supply Co. as the
                            ----------
     surviving corporation (collectively, the "Merger").  In connection
                                               ------
     with the Merger, the Company contemplates entering into subscription agreements (the "Subscription Agreements") with Wingate Partners, L.P.
                      -----------------------
     ("Wingate"), Chase Manhattan Investment Holdings, Inc. ("CMIH") and
       -------                                                ----
     certain other investors wherein Wingate, CMIH, and such other investors will agree to purchase, subject to their right to assign all or part of their rights under the Subscription Agreements, $12,000,000 of the Company's Common Stock at fair market value. Additionally, the Company has agreed to pay Wingate an investment banking fee of $2,500,000 in connection with the transactions contemplated by the Offer to Purchase and the Merger Agreement (as so contemplated as of the date hereof and as described therein, the "Transaction").

               In addition, the Holders and the Company are parties to a certain Registration Rights Agreement dated as of January 31, 1992 (the "Registration Rights Agreement"), pursuant to which the Holders
           -----------------------------
     have certain rights to require registration of Registrable Securities (as defined therein). In connection with the Transaction, the Company hereby requests that each Holder agree that it will not exercise any rights it may have to request registration of any of its Registrable Securities under the Registration Rights Agreement (the "Registration
                                                              ------------
     Rights") for a period of 180 days after the closing of the Merger.
     ------
          The Company hereby requests that the Holders waive the provisions of Sections 12.05 and 12.06(g) of the Agreement insofar as the prohibitions contained in such sections relate to the Transaction. Additionally, the Company hereby requests that the Holders agree, unless the Transaction is for any reason abandoned or not consummated by May 15, 1995, not to exercise any Put Rights they might have under
     Section 7 of the Agreement with respect to the Warrants or Warrant Stock for a period of 12 months from the date of this letter agreement. The Holders

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     hereby acknowledge and consent to the consummation of the Transaction, waive the provisions of Sections 12.05 and 12.06(g) for purposes of permitting the Transaction, unless the Transaction is for any reason abandoned or not consummated by May 15, 1995, and agree not to exercise their Put Rights for a period of 12 months from the date of this letter agreement; provided, however, that (i) except as set forth in this paragraph, such waiver shall not constitute a waiver of any past, present, or future violation of any provision of the Agreement, and (ii) the waiver of the Holders granted hereunder shall not directly or indirectly in any way whatsoever either: (A) amend or alter any provision of the Agreement or (B) constitute any course of dealing or other basis for altering any obligation of the Company or ASI or any rights of the Holders under the Agreement. The Holders further acknowledge and agree that the execution of the Merger Agreement and the consummation of the transactions described in the Offer to Purchase will not constitute a breach or default under the Agreement.

          Each undersigned Holder hereby agrees that it will not exercise its Registration Rights and will not sell, transfer or otherwise dispose of any of its Registrable Securities (other than pursuant to the provisions of Section 4.02 (b) of the Warrant Agreement) for a period of 180 days after closing of the Merger.

          Pursuant to Section 13.05 of the Agreement, the Holders hereby agree to amend Section 7.01(a) of the Agreement by adding the following sentence to the end of Section 7.01(a):

          "Notwithstanding the foregoing, no Holder shall have the right to exercise a Put Right under this Section 7.01 prior to February 10, 1996."

          By executing this letter agreement, each Holder severally represents that the number of shares of Common Stock into which the Warrants held by such Holder are exercisable set forth next to such Holder's signature hereto is correct as of the date hereof, and such Holder has not sold or otherwise transferred any Warrants representing the right to purchase such number of shares. Pursuant to Section
     13.05 of the Agreement, this letter agreement requires the written consent of the holders of at least 51% of the shares of Warrant Stock.

          Except as expressly stated herein, the Holders reserve all of their respective rights under the Agreement and any other contracts or instruments executed by the Company or ASI and, or for the benefit of, the Holders.



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          EXECUTED as of February 10, 1995, in one or more counterparts, which together shall constitute a single original.

                                        ASSOCIATED HOLDINGS, INC.


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:


                                        ASSOCIATED STATIONERS, INC.


                                        By:
                                             ------------------------------
                                        Name:
                                        Title:

     AGREED TO AND ACCEPTED BY:
     -------------------------
     CHASE MANHATTAN INVESTMENT
        HOLDINGS, INC.


     By:  /s/  Elliott H. Jones         NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:     Elliott H. Jones         STOCK FOR WHICH WARRANTS ARE
     Title:    Managing Director        EXERCISABLE:  71,355.84

     THE PROVIDENT BANK


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  ____________

     THE LONG-TERM CREDIT BANK OF
       JAPAN, LTD., CHICAGO BRANCH


     By:    /s/   Brady S. Sadek        NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:     Brady S. Sadek           STOCK FOR WHICH WARRANTS ARE
     Title:    Vice President & Deputy  EXERCISABLE:  ____________
                General Manager

     ARAB BANKING CORPORATION (B.S.C.)


     By:   /s/   Grant E. McDonald      NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:     Grant E. McDonald        STOCK FOR WHICH WARRANTS ARE
     Title:    Vice President           EXERCISABLE:  ____________

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     WHIRLPOOL FINANCIAL CORPORATION


     By:                                NUMBER OF SHARES OF COMMON
        ---------------------------
     Name:                              STOCK FOR WHICH WARRANTS ARE
     Title:                             EXERCISABLE:  ____________



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                                   Schedule I


     Chase Manhattan Investment Holdings, Inc.
     c/o The Chase Manhattan Bank
          (National Association)
     1 Chase Manhattan Plaza
     New York, New York  10081


     Ms. Terri Gerlach
     Whirlpool Financial Corporation
     25 Tri-State International
     Suite 200
     Lincolnshire, IL  60069


     Mr. Eric Jeffries
     Vice President
     The Provident Bank
     1 East 4th Street
     Cincinnati, OH  45202


     Mr. Brady Sadek
     Vice President
     The Long-Term Credit Bank of Japan, Ltd.,
     190 South LaSalle, Suite 800
     Chicago, IL  60603


     Mr. Grant E. McDonald
     Vice President
     Arab Banking Corporation (B.S.C.)
     245 Park Avenue - 31st Floor
     New York, NY  10167

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